SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

VERI-TEK INTERNATIONAL, CORP.

(Exact name of registrant as specified in its charter)

Michigan	001-32401	42-1628978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50120 Pontiac Trail, Wixom, MI 48393

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 220-2001

28213 Van Dyke Avenue, Warren, Michigan 48093

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 19, 2005, Veri-Tek International, Corp. issued a press release announcing Third Quarter Results and Fourth Quarter Guidance. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibit is being furnished herewith:

     99.1 Veri-Tek International, Corp. Press Release, dated October 19, 2005

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERI-TEK INTERNATIONAL, CORP. a Michigan corporation (Registrant)

Date: October 20, 2005	By:	/s/
Michael C. Azar
General Counsel, Vice President and
Secretary

3